Depreciation, amortization and impairment of assets	12 Months Ended
Dec. 31, 2022
Detailed Information About Depreciation Amortization And Impairment Of Assets [Abstract]
Depreciation, amortization and impairment of assets
11. Depreciation, amortization and impairment of assets
The following table provides a breakdown for depreciation, amortization and impairment of assets:

	For the years ended December 31,
(€ thousands)	2022	2021	2020
Depreciation and amortization	(171,882)	(154,195)	(166,205)
of which:
Right-of-use assets	(119,297)	(105,779)	(108,510)
Property, plant and equipment and investment property	(40,202)	(37,919)	(46,280)
Intangible assets with a finite useful life	(12,383)	(10,497)	(11,415)
Impairment	(1,639)	(9,172)	(19,725)
of which:
Right-of-use assets	(2,369)	(6,486)	(15,716)
Property, plant and equipment and investment property	756	(2,647)	(4,011)
Intangible assets with a finite useful life	(26)	(39)	2
Total depreciation, amortization and impairment of assets	(173,521)	(163,367)	(185,930)
Impairment of right-of-use assets and property, plant and equipment for the periods presented primarily relates to the impairment of DOS that are part of the Zegna Segment, including the effects of the COVID-19 pandemic on the Group’s operations, primarily in 2020 in relation to stores in Hong Kong, due to ongoing developments in the area that could affect future cash flow generation. Impairment of right-of-use assets and property, plant and equipment for 2022 also includes impairment of a single DOS that is part of the Thom Browne Segment and reversals of previously recognized impairment in the Zegna Segment, driven by positive performance of certain DOSs in the United States that resulted in a reversal of the conditions that caused the previously recognized impairment.